UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

ASAP Expo Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-f5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF ASAP EXPO INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

ASAP EXPO INC.
9436 Jacob Lane

Rosemead, CA, 91770

(213) 625-1200

INFORMATION STATEMENT

(Definitive)

May 16, 2018

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of ASAP Expo Inc.

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “ Exchange Act ”), to the holders (the “Stockholders ”) of common stock, par value $0.001 per share (the “ Common Stock ”), of ASAP Expo Inc., a Nevada corporation (the “ Company ”), to notify the Stockholders that on May 3, 2018 the Company received the written consent in lieu of a meeting of the holders of a majority of the total voting power of all issued and outstanding voting capital of the Company (the “ Majority Stockholders ”). The Majority Stockholders amend the Company's Certificate of Incorporation, as amended, to change the name of the Company to GreenBox Pos LLC (the “Name Change”).

On May 3, 2018, the Board of Directors of the Company (the “ Board ”) approved, and recommended to the Majority Stockholders that they approve the Name Change. On May 3, 2018, the Majority Stockholders approved the Name Change by written consent in lieu of a meeting, in accordance with Nevada law. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “ Exchange Act ”), to the holders (the “Stockholders ”) of common stock, par value $0.001 per share (the “ Common Stock ”), of the Company to notify the Stockholders of the Name Change. Stockholders of record at the close of business on May 18, 2018, (the “Record Date”) are entitled to notice of this stockholder action by written consent. Because this action has been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Name Change will not be affected until at least 20 calendar days after the mailing of the Information Statement accompanying this Notice. We will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about May 18, 2018. We anticipate that the Name Change will become effective on or about June 7, 2018.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the action to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

By Order of the Board of Directors,

/s/ Ben Errez
Chairman

May 22, 2018

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INTRODUCTION

Nevada law provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders' meeting convened for the specific purpose of such action. Nevada law, however, requires that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

In accordance with the foregoing, we will mail the Notice of Stockholder Action by Written Consent on or about May 18, 2018.

This Information Statement contains a brief summary of the material aspects of the Name Change approved by the Board of ASAP Expo Inc. (the “ Company,” “ we ,” “ our ,” or “ us ”) and the Majority Stockholders.

AUTHORIZED NAME CHANGE

GENERAL

The Board of Directors of the Company has adopted a resolution to amend the Articles of Incorporation so as to change the name of the Company to GreenBox Pos LLC. The Majority Shareholders have given their written consent to the resolution.

Under Nevada corporation law, the consent of the holders of a majority of the voting power is effective as shareholders’ approval. We have filed the Amendment with the Secretary of State of Nevada on May 3, 2018, and it will become effective on June 7, 2018. The Amendment to the Certificate of Incorporation provides that the name of the Company will be GreenBox Pos LLC.

REASONS FOR THE NAME CHANGE

On May 3, 2018, our board of directors approved a resolution authorizing the Name Change. On May 3, 2018, the holders of a majority of our outstanding voting capital stock as of the Record Date approved resolutions authorizing the Name Change pursuant to the Written Consent. Our board of directors believes that the Name Change better reflects the nature of our current and anticipated operations.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of our directors or officers since January 1, 2018, being the commencement of our last completed fiscal year, nor any associate of any of the foregoing persons, have any substantial interest, direct or indirect, by security holdings or otherwise in the Name Change.

NO APPRAISAL RIGHTS

Under Nevada law, our Stockholders are not entitled to appraisal rights in connection with the Name Change.

WHEN THE NAME CHANGE WILL GO INTO EFFECT

The Name Change will become effective on the 20th day following the date on which this Information Statement is mailed to Stockholders.

Notwithstanding the foregoing, we have notified FINRA of the intended Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such action.

We currently expect to the effective date to be June 7, 2018.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Company has two classes of voting stock, Common Stock and Preferred Stock, which vote together as a single class. The affirmative vote of a majority of the shares of voting stock will be required to approve the Name Change.  At the Record Date, 158,890,363 shares of common stock were outstanding and 0 shares of Preferred Stock were outstanding.

The following information table sets forth certain information regarding the Company’s common stock owned on the Record Date by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name of Beneficial Owner	Number of Common Shares Owned	Percent of Class
GreenBox Pos LLC*	144,445,000	90%

Directors and Officers Total	144,445,000	90%

*Mr. Ben Errez and Mr. Fredi Nisan collectively own GreenBox Pos LLC and Mr. Nisan acts the its CEO.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada Corporate Law, the Company’s Articles of Incorporation consistent with above, or By-Laws to dissent from any of the provisions adopted in the Amendment.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above action. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, ASAP Expo Inc. has duly caused this report to be signed by the undersigned hereunto authorized.

ASAP Expo Inc.

By: /s/ Ben Errez

Ben Errez

Chairman and Director

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